UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 23, 2020

AMCOR PLC

(Exact Name of Registrant as Specified in its Charter)

Jersey (Channel Islands)	001-38932	98-1455367
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom

(Address of principal executive offices)

BS30 8XP

(Zip Code)

Registrant’s telephone number, including area code: +44 117 9753200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 23, 2020, Amcor plc (“Amcor”) issued a press release announcing the commencement of debt-neutral exchange offers by its wholly-owned subsidiaries, Bemis Company, Inc. (“Bemis”) and Amcor Finance (USA), Inc. (“AFUI”). Bemis is offering to exchange any and all of its outstanding $346,652,000 aggregate principal amount of 4.500% Guaranteed Senior Notes due 2021 and any and all of its outstanding $293,200,000 aggregate principal amount of 3.100% Guaranteed Senior Notes due 2026, respectively, for an equal aggregate principal amount of its 4.500% Guaranteed Senior Notes due 2021 that have been registered under the United States Securities Act of 1933, as amended (the “Securities Act”) and its 3.100% Guaranteed Senior Notes due 2026 that have been registered under the Securities Act, respectively. AFUI is offering to exchange any and all of its outstanding $591,266,000 aggregate principal amount of 3.625% Guaranteed Senior Notes due 2026 and any and all of its outstanding $497,508,000 aggregate principal amount of 4.500% Guaranteed Senior Notes due 2028, respectively, for an equal aggregate principal amount of its 3.625% Guaranteed Senior Notes due 2026 that have been registered under the Securities Act and its 4.500% Guaranteed Senior Notes due 2028 that have been registered under the Securities Act, respectively. Any of these existing notes that are exchanged for new notes pursuant to the exchange offers will be cancelled and, as a result, the aggregate principal amount of the outstanding notes of each series will not increase as a result of the exchange offers.

A copy of the press release announcing the commencement of the exchange offers is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated March 23, 2020, announcing the commencement of debt-neutral exchange offers by Amcor’s wholly-owned subsidiaries, Bemis and AFUI, for approximately US$1.73 billion of Senior Notes guaranteed by Amcor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

	By:	/s/ Damien Clayton
		Name:	Damien Clayton
		Title:	Company Secretary

Dated: March 23, 2020

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